Securities Exchange Act of 1934 -- Form 8-K/A



                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                FORM 8-K/A




PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                             DATE OF REPORT :
                            NOVEMBER 10, 1998
------------------------------------------------------------------

                    CBL & ASSOCIATES PROPERTIES, INC.
------------------------------------------------------------------
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                 1-12494                 62-1545718
------------------------------------------------------------------
(STATE OR OTHER      (COMMISSION           (IRS EMPLOYER
JURISDICTION OF      FILE NUMBER)          IDENTIFICATION NUMBER)
INCORPORATION)



   ONE PARK PLACE, 6148 LEE HIGHWAY, CHATTANOOGA, TENNESSEE 37421
------------------------------------------------------------------
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


           REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                              (423) 855-0001
------------------------------------------------------------------

               CBL & ASSOCIATES PROPERTIES, INC.


ITEM 2    ACQUISITION OF ASSETS
         ACQUISITION OF TWO MALLS

     On August 27, 1998, CBL & Associates Properties, Inc. (the "Registrant"), through its Operating Partnership, entered into Contribution and Exchange Agreements (the "Contribution and Exchange Agreements") with Samuel's & Associates, Inc., an unaffiliated party ("Transferor"), pursuant to which Transferor contributed two malls, Meridian Mall in Oskemos (Lansing), Michigan and Janesville Mall in Janesville, Wisconsin (the "Properties") to the Operating Partnership in exchange for Operating Partnership Units, the agreement of the Operating Partnership to take title to the Properties subject to certain existing indebtedness and the agreement of the Operating Partnership to refinance such existing indebtedness. The properties total approximately 1.4 million square feet of Gross Leasable Area ("GLA").


     The following table contains certain information concerning each of the
Properties:

                                           Mall Average         Mall Store
Center                     GLA             Sales per foot       Occupancy(1)
-------------------    -----------         --------------       ------------
Meridian Mall            766,960                $277                 92%
Janesville Mall          614,658                 290                 87%
-------------------

(1)  Tenants in occupancy and paying rent on September 30, 1998.

     The aggregate transaction value was approximately $138 million (before closing costs, deferred maintenance and closing adjustments). Concurrently with the execution of the Contribution and Exchange Agreements, the Registrant obtained a loan from US Bank Corp. for the refinancing of Meridian Mall's existing indebtedness for a two year term at a variable rate in the principal amount of $80 million. The Registrant issued a total of 2,118,299 Operating Partnership Units valued at $25 per share for the Properties and assumed a $17.1 million mortgage on Janesville Mall. Excess loan proceeds of $12.1 million were used to pay down the Registrant's credit lines.

     Material factors considered by the Registrant in assessing the Properties include historical net operating income, occupancy and rental rates, the prospects for new leasing and the ability to raise occupancy and rental rates. The Registrant also considered the capital expenditures necessary to maintain the Properties in class A condition, the capitalization rates for comparable real estate and the ability to reduce expenses through self management of the Properties. The registrant after reasonable inquiry is not aware of any material factors relating to the Properties other than those discussed above that would cause the reported financial information not to be necessarily indicative of future operating results.

     The description contained herein of the acquisition transaction described above does not purport to be complete and is qualified in its entirety by reference to the Contribution and Exchange Agreements which are filed as an exhibit hereto.
                                  2

ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

     A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     Independent Auditors' Report - Janesville Mall                   F-1

     Statement of Excess Revenues over Specific Operating Expenses
     for Janesville Mall for the Year Ended December 31, 1997         F-2

     Notes to Financial Statement for Janesville Mall                 F-3

     Independent Auditors' Report - Meridian Mall                     F-5

     Statement of Excess Revenues over Specific Operating Expenses
     for Meridian Mall for the Year Ended December 31, 1997           F-6

     Notes to Financial Statement for Meridian Mall                   F-7


     B)   PRO FORMA FINANCIAL INFORMATION OF REGISTRANT

          Pro forma consolidated statement of operations
          for the Year ended December 31, 1997                        F-9


          Pro forma consolidated statement of operations
          for the Six Months ended June 30, 1998                      F-11

          Pro forma consolidated balance sheet as of June 30, 1998    F-13

     A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  Independent Auditors' Report


  The Board of Directors and Stockholders
  of CBL & Associates Properties, Inc.:

  We have audited the accompanying statement of excess revenues over specific operating expenses (defined as operating revenues less direct operating expenses) of Janesville Mall for the year ended December 31, 1997. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of excess revenues over specific operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of excess revenues over specific operating expenses.
  We believe that our audit provides a reasonable basis for our opinion.

  The accompanying statement of excess revenues over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in current reports on Form 8-K of CBL & Associates Properties, Inc. as described in Note 2. The presentation is not intended to be a complete presentation of Janesville Mall's revenues and expenses.

  In our opinion, the statement of excess revenues over specific operating expenses referred to above presents fairly, in all material respects, the excess revenues over specific operating expenses described in Note 2, of Janesville Mall for the year ended December 31, 1997, in conformity with generally accepted accounting standards.


  October 20, 1998

                           JANESVILLE MALL

    STATEMENT OF EXCESS REVENUES OVER SPECIFIC OPERATING EXPENSES
YEAR ENDED DECEMBER 31, 1997 AND SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)




                                            Year Ended          Six Months
                                            December 31,       Ended June 30,
                                                1997                1998
                                            ------------       -------------
                                                                (Unaudited)
 Revenues:

       Minimum rent                          $ 3,015,516         $1,471,000
       Percentage Rent                           346,026            129,000
       Tenant reimbursements                   1,135,537            665,000
       Lease Buy-outs                             11,702                  0
                                            ------------        -----------
 Total revenues                                4,508,781          2,265,000


 Specific Operating Expenses:
       Property operating                        624,605            245,000
       Maintenance & repairs                     748,957            324,000
       Real estate taxes                         491,535            245,000
                                            ------------        -----------

 Total Specific Operating Expenses             1,865,097            814,000
                                            ------------        -----------
 Excess of revenues over specific
                 operating expenses          $ 2,643,684         $1,451,000
                                            ============        ===========



 See accompanying notes to statement of excess revenues over specific operating expenses

 Janesville Mall

 Notes to Statement of Excess Revenues over Specific Operating Expenses

 December 31, 1997

(1)    Business

       The accompanying statement of excess revenues over specific operating expenses relates to the operations of Janesville Mall (the Property), a 614,658 square foot, a multi-tenanted shopping center located in Janesville, Wisconsin. The property was acquired by CBL & Associates Properties, Inc. on August 27, 1998.


(2)    Summary of Significant Accounting Policies

       (a) Basis of Accounting

       The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses not comparable to the operations of the Property after acquisitions such as depreciation and interest on mortgage debt.

       (b) Revenue Recognition

       All leases are classified as operating leases, and minimum rents are recognized monthly based on the terms of the lease.

       Tenant charges for real estate taxes, common area maintenance, and insurance are adjusted annually based on actual expenses, and the related revenues are recognized in the year in which the expenses are incurred.

       Most tenants are also required to pay overage rents based on sales over a stated base amount during the lease year. Overage rents are recognized as revenues based on reported and estimated sales for each tenant through December 31, less a proration of the base sales amount. Differences between estimated and actual amounts, if any, are recognized in subsequent years.

       (c) Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


(3)    Management and Leasing Fees

       The Property was managed by a third party during 1997, therefore, no management fees have been included in property expenses. CBL & Associates Properties, Inc. will manage the property subsequent to the acquisition.
                                  F-3

(4)    Leases

       The leases generally provide for a fixed minimum rent, overage rent based on sales, and charges for certain operating expenses. Lease terms generally range from 3 to 30 years.

       Minimum rents are scheduled as follows:


           1998                          $ 2,743,705
           1999                            2,380,961
           2000                            2,054,921
           2001                            1,149,935
           2002                              950,827
           Thereafter                      2,119,480
                                        ------------
           Total                        $ 11,399,829
                                        ============

                  Independent Auditors' Report


   The Board of Directors and Stockholders
   of CBL & Associates Properties, Inc.:

   We have audited the accompanying statement of excess revenues over specific operating expenses (defined as operating revenues less direct operating expenses) of Meridian Mall Shopping Center for the year ended December 31, 1997. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of excess revenues over specific operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of excess revenues over specific operating expenses.
   We believe that our audit provides a reasonable basis for our opinion.

   The accompanying statement of excess revenues over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the current report on Form 8-K of CBL & Associates Properties, Inc., as described in Note 2. The presentation is not intended to be a complete presentation of revenues and expenses.

   In our opinion, the statement of excess revenues over specific operating expenses referred to above presents fairly, in all material respects, the excess revenues over specific operating expenses described in Note 2, of Meridian Mall Shopping Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.







   September 25, 1998

                            MERIDIAN MALL

    STATEMENT OF EXCESS REVENUES OVER SPECIFIC OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997 AND SIX MONTHS ENDED JUNE 30, 1998
                             (UNAUDITED)


 Operating

                                            Year Ended         Six Months
                                            December 31,       Ended June 30,
                                                1997               1998
                                            ------------       -------------
                                                                (Unaudited)
 Revenues:

       Minimum rent                           $ 8,373,079         $4,110,000
       Percentage Rent                            429,856            269,000
       Tenant reimbursements                    5,090,259          2,749,000
       Lease Buy-outs                             251,593                  0
                                             ------------       ------------
 Total revenues                                14,144,787          7,128,000


 Specific Operating Expenses:
       Property operating                       3,465,678          1,457,000
       Maintenance & repairs                      690,524            982,000
       Real estate taxes                          590,120            306,000
                                             ------------       ------------

 Total Specific Operating Expenses              4,746,322          2,745,000
                                             ------------       ------------
 Excess of revenues over specific
                 operating expenses           $ 9,398,465         $4,383,000
                                             ============       ============



 See accompanying notes to statement of excess revenues over specific operating expenses

 Meridian Mall

 Notes to Statement of Excess Revenues over Specific Operating Expenses

 December 31, 1997

(1) Business

    The accompanying Statement of Excess Revenues Over Specific Operating Expenses relates to the operations of Meridian Mall (the Property), a 766,960 square foot, multi-tenanted shopping center located in Meridian Township, Michigan. The property was acquired by CBL & Associates Properties, Inc., on August 27, 1998.


(2) Summary of Significant Accounting Policies

    (a) Basis of Accounting

    The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses not comparable to the operations of the Property after acquisition such as depreciation and interest on mortgage debt.

    (b) Revenue Recognition

    All leases are classified as operating leases, and minimum rents are recognized monthly based on the terms of the lease.

    Tenant charges for real estate taxes, common area maintenance, and insurance are adjusted annually based on actual expenses, and the related revenues are recognized in the year in which the expenses are incurred.

    Most tenants are required to pay overage rents based on sales over a stated base amount during the lease year. Overage rents are recognized as revenues based on reported and estimated sales for each tenant through December 31, less a proration of the base sales amount. Differences between estimated and actual amounts, if any, are recognized in subsequent years.

    (c) Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3) Management Fees

    The Property was managed by a third party during 1997, therefore, no management fees have been included in property expenses. CBL & Associates Properties, Inc. will manage the property subsequent to the acquisition.

(4) Lease Commitments

    The Property leases equipment under non-cancelable operating leases which have various expiration dates.

    The Property leases land on which the shopping center is located. The annual rental payment is 3 percent to 4 percent of base and percentage rents received. Rent expense for the year ended December 31, 1997 for the land was $330,526.

    The following is a schedule by years of future minimum rental payments required under operating leases that have remaining non-cancelable lease terms as of December 31, 1997.

        1998                                                  $277,597
        1999                                                   235,577
        2000                                                   195,157
        2001                                                   179,803
        2002                                                   154,017


(5) Rental Income

    The shopping center derives its revenues from non-cancelable operating leases principally with retail stores. The initial terms of the leases range from 3 to 25 years.

    Minimum future rentals on existing non-cancelable leases are:

                                         Non-Cancelable    Option to Renew



        1998                                $ 7,999,144     $        --
        1999                                  7,168,682         204,019
        2000                                  5,880,273         694,527
        2001                                  5,379,851         769,868
        2002                                  4,605,853         828,132
        Thereafter                           14,065,393      15,902,196
                                            -----------     -----------
        Totals                              $45,099,196     $18,398,742
                                            ===========     ===========


(6) Employee Retirement Plan

    The Property adopted a 401(k) Plan, effective January 1, 1997 for the benefit of its employees. The contribution and administrative expenses for the Plan was $12,032 in 1997.

B)  PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The unaudited pro forma consolidated statements of operations are presented as if the acquisition of Janesville and Meridian Malls (the Properties)had taken place as of the beginning of the year 1998. In management's opinion, all adjustments necessary to present fairly the effects of the acquisition have been made.

The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of CBL & Associates Properties, Inc. (the "Company") would have been assuming the Company had acquired Burnsville Center as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.


                  CBL & ASSOCIATES PROPERTIES, INC.
            PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE YEAR ENDED DECEMBER 31, 1997
    (UNAUDITED AND AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                  CBL        THE      PRO FORMA   PRO FORMA
                               HISTORICAL PROPERTIES ADJUSTMENTS CONSOLIDATED
                               ---------- ---------- ----------- ------------

REVENUES:
Rentals:
   Minimum                      $115,640    $11,652   $    -       $ 127,292
   Percentage                      3,660        776        -           4,436
   Other                           1,949          0        -           1,949
Tenant reimbursements             51,302      6,226        -          57,528
Management, development
 and leasing fees                  2,378          -        -           2,378
Interest and other                 2,675          -        -           2,675
                               ---------- ---------- ----------- ------------
    Total revenues               177,604     18,654        -         196,258
                               ---------- ---------- ----------- ------------
EXPENSES:
Property operating                30,585      4,090        -          34,675
Depreciation and amortization     32,308          -    3,282(A)       35,590
Real estate taxes                 14,859      1,082        -          15,941
Maintenance and repairs           10,239      1,439        -          11,678
General and administrative         9,049          -        -           9,049
Interest                          37,830          -    5,776(B)       43,606
Other                                330          -        -             330
                               ---------- ---------- ----------- ------------
    Total expenses               135,200      6,611    9,058         150,869
                               ---------- ---------- ----------- ------------
 INCOME FROM OPERATIONS           42,404     12,043   (9,058)         45,389

GAIN ON SALES OF REAL ESTATE
ASSETS                             6,040          -          -         6,040

EQUITY IN EARNINGS OF
 UNCONSOLIDATED AFFILIATES         1,916          -          -         1,916

MINORITY INTEREST IN EARNINGS:
Operating partnership            (13,819)         -     (955)(C)     (14,774)
Shopping center properties          (508)         -         -           (508)
                               ---------- ---------- ----------- ------------
INCOME BEFORE
  EXTRAORDINARY ITEM              36,033     12,043     (10,013)      38,063

                                     F-9





EXTRAORDINARY LOSS ON
EXTINGUISHMENT OF DEBT            (1,092)         -           -       (1,092)
                               ---------- ---------- ----------- ------------
    Net income                    34,941    $12,043   $ (10,013)      36,971
                               ========== ========== =========== ============
BASIC PER SHARE DATA:
Income before
  extraordinary item            $   1.51                           $    1.59
                               ----------                        ------------
Net income                      $   1.46                           $    1.55
                               ==========                        ============
WEIGHTED AVERAGE SHARES
  OUTSTANDING                     23,895                              23,895
                               ==========                        ============
DILUTED PER SHARE DATA:
Income before
  extraordinary item            $   1.49                           $    1.58
                               ----------                        ------------
Net income                      $   1.45                           $    1.53
                               ==========                        ============
WEIGHTED AVERAGE AND
  POTENTIAL DILUTIVE
  COMMON SHARES
  OUTSTANDING                     24,151                              24,151
                               ==========                        ============


(A) Reflects depreciation expense on the Properties computed on the straight-line method over the estimated useful life of 40 years.

(B) Reflects interest expense associated with the $80,000 mortgage note payable at LIBOR plus .9% (6.507% in effect at September 30, 1998), the $17,102 of assumed mortgages at an interest rate of 7.65% and a pay down of $12,100 on the Company's credit lines at a weighted average interest rate of 6.71%, in connection with the acquisition of the Properties.
(C) Reflects the minority interests' share of the income from operations of the Properties and the pro forma adjustments.

B)   PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The unaudited pro forma consolidated statements of operations are presented as if the acquisition of Janesville and Meridian Malls (the Properties) had taken place as of the beginning of the year 1998. In management's opinion, all adjustments necessary to present fairly the effects of the acquisition have been made.

The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of CBL & Associates Properties, Inc. (the "Company") would have been assuming the Company had acquired Burnsville Center as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.


                  CBL & ASSOCIATES PROPERTIES, INC.
           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998
   (UNAUDITED AND AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                  CBL        THE      PRO FORMA   PRO FORMA
                               HISTORICAL PROPERTIES ADJUSTMENTS CONSOLIDATED
                               ---------- ---------- ----------- ------------

REVENUES:
  Rentals:
    Minimum                      $74,020     $ 5,581   $     -     $ 79,601
    Percentage                     2,829         398         -        3,227
    Other                            820           0         -          820
Tenant reimbursements             32,003       3,414         -       35,417
Management, development
  and leasing fees                 1,419           -         -        1,419
Interest and other                 1,364           -         -        1,364
                               ---------- ---------- ----------- ------------
     Total revenues              112,455       9,393         -      121,848
                               ---------- ---------- ----------- ------------
EXPENSES:
Property operating                18,324       1,702         -       20,026
Depreciation and amortization     18,875           -     1,642(A)    20,517
Real estate taxes                 10,252         551         -       10,803
Maintenance and repairs            6,295       1,306         -        7,601
General and administrative         5,731           -         -        5,731
Interest                          28,817           -      2,895(B)   31,712
Other                                  9           -          -           9
                               ---------- ---------- ----------- ------------
     Total expenses               88,303       3,559      4,537      96,399
                               ---------- ---------- ----------- ------------
 INCOME FROM OPERATIONS           24,152       5,834     (4,537)     25,449

Gain on sales of real estate
  assets                           2,512           -          -       2,512

EQUITY IN EARNINGS OF
  UNCONSOLIDATED AFFILIATES        1,168           -          -       1,168

MINORITY INTEREST IN EARNINGS:
Operating partnership             (7,777)          -       (415)(C)  (8,192)
Shopping center properties          (308)          -          -        (308)
                               ---------- ---------- ----------- ------------
INCOME BEFORE
  EXTRAORDINARY ITEM              19,747       5,834     (4,952)     20,629

EXTRAORDINARY LOSS ON
  EXTINGUISHMENT OF DEBT               -           -          -           -
                               ---------- ---------- ----------- ------------
      Net income                  19,747       5,834     (4,952)     20,629
                               ---------- ---------- ----------- ------------

                                     F-11


BASIC PER SHARE DATA:
Income before
  extraordinary item            $    .82                           $    .86
                               ----------                        ------------
Net income                      $    .82                           $    .86
                               ==========                        ============
WEIGHTED AVERAGE SHARES
   OUTSTANDING                    24,075                             24,075
                               ==========                        ============

DILUTED PER SHARE DATA:
Income before
  extraordinary item            $    .81                           $    .85
                               ----------                        ------------
Net income                      $    .81                           $    .85
                               ==========                        ============
WEIGHTED AVERAGE AND
  POTENTIAL DILUTIVE COMMON
  SHARES OUTSTANDING              24,308                             24,308
                               ==========                        ============



(A) Reflects depreciation expense on the Properties acquisition computed on the straight-line method over the estimated useful life of 40 years.

(B) Reflects interest expense associated with the $80,000 mortgage note payable at LIBOR plus .9% (6.507% in effect at September 30, 1998), the $17,102 of assumed mortgages at an interest rate of 7.65% and a pay down of $12,100 on the Company's credit lines at a weighted average interest rate of 6.59%, in connection with the acquisition of the Properties.

(C) Reflects the minority interests' share of the income from operations of the Properties and the pro forma adjustments.

                                       F-12

PROFORMA CONSOLIDATED BALANCE SHEET

The unaudited pro forma consolidated balance sheet is presented as if the acquisition of Janesville and Meridian Malls had occurred as of June 30, 1998.

The unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at June 30, 1998, nor does it purport to represent the future financial position of the Company.


                  CBL & ASSOCIATES PROPERTIES, INC.
                PRO FORMA CONSOLIDATED BALANCE SHEET
                            JUNE 30, 1998
   (UNAUDITED AND DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                            Pro Forma
                                     CBL           Acquisition     Company
                                     Historical    Adjustments     Pro Forma
                                     ----------    -----------     ---------

 ASSETS:                                                         (A)

 Real Estate Assets:
    Land                             $  209,366    $     7,747     $ 217,113
    Buildings and improvements        1,243,213        132,009     1,375,222
                                     ----------    -----------     ---------
                                      1,452,579        139,756     1,592,335
    Less: Accumulated depreciation     (163,550)             -      (163,550)
                                     ----------    -----------     ---------
                                      1,289,029        139,756     1,428,785
                                     ----------    -----------     ---------
    Developments in progress             80,219              -        80,219
                                     ----------    -----------     ---------
    Net investment in real
       estate assets                  1,369,248        139,756     1,509,004

 Cash and cash equivalents                6,417              -         6,417

 Receivables:
    Tenant, net of allowance for
      doubtful accounts of $1,600        14,741              -        14,741
    Other                                 1,157              -         1,157
 Mortgage notes receivable               12,205              -        12,205
 Other assets                             9,291            823        10,114
                                     ----------    -----------     ---------
                                      1,413,059        140,579     1,553,638
                                     ==========    ===========     =========

 LIABILITIES AND SHAREHOLDERS' EQUITY:

 Mortgage and other notes payable       841,929         85,002       926,931
 Accounts payable and
   accrued liabilities                   25,799          2,613        28,412
                                     ----------    -----------     ---------

                                   F-13



        Total liabilities               867,728        87,615        955,343
                                     ----------    -----------     ---------

 Distributions and losses in excess
   of investment in unconsolidated
   affiliates                             7,255             -          7,255
                                     ----------    -----------     ---------
 Minority interest                      128,264        52,964        181,228
                                     ----------    -----------     ---------
 Commitments and contingencies                -             -              -

 Shareholders' equity:
 Preferred stock, $0.01 par value,
    5,000,000 shares authorized,
    2,875,000 shares issued in 1998          29             -             29

 Common stock, $0.01 par value,
    95,000,000 shares authorized,
    24,081,500 shares issued and
    outstanding at June 30, 1998            241             -            241

 Excess stock, $0.01 par value,
    100,000,000 shares authorized,
    none issued                               -             -              -

 Additional paid-in capital             429,834             -        429,834
 Accumulated deficit                    (19,881)            -        (19,881)

 Deferred compensation                     (411)            -           (411)
                                     ----------    -----------     ---------
        Total shareholders' equity      409,812             -        409,812
                                     ----------    -----------     ---------
                                     $1,413,059      $140,579     $1,553,638
                                     ==========    ===========    ==========




(A) Reflects the acquisition of the Properties through the issuance of a $80,000 mortgage note payable, assumed mortgage note of $17,102, pay down of $12,100 under the Company's line of credit agreement, issuance of limited partnership units having a value of $52,965 and the assumption of certain assets and liabilities.



                                F-14





C)   EXHIBITS

2.1  Contribution and Exchange Agreement dated August 27, 1998 between
     Janesville Properties Co. Limited Partnership an Ohio Limited
     Partnership (Contributor) and CBL & Associates Limited Partnership, a
     Delaware limited partnership (Acquiror)


2.2 Contribution, Exchange and Sale Agreement dated August 27, 1998 between Meridian Mall Associates Limited LLC an Ohio Limited Liability
     Company (Meridian) and CBL & Associates Limited Partnership, a
     Delaware limited partnership (Acquiror)




2.5  Consent of KPMG Peat Marwick LLP for Janesville Mall


2.6  Consent of KPMG Peat Marwick LLP for Meridian Mall

(a) Incorporated by reference to the Company's 8-K on the acquisition of Meridian Mall and Janesville Mall which was filed on September 11,
     1998.


                            SIGNATURE





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                CBL & ASSOCIATES PROPERTIES, INC.


                                       /s/  John N. Foy
                                -----------------------------
                                        John N. Foy
                                Executive Vice President,
                                Chief Financial Officer and
                                         Secretary
                                (Authorized Officer of the
                                        Registrant,
                                Principal Financial Officer and
                                Principal Accounting Officer)



Date: November 10, 1998


                          EXHIBITS INDEX


Exhibit:

2.1  Contribution and Exchange Agreement dated August 27, 1998 between
     Janesville Properties Co. Limited Partnership an Ohio Limited
     Partnership (Contributor) and CBL & Associates Limited Partnership, a
     Delaware limited partnership (Acquiror) (a)


2.2 Contribution, Exchange and Sale Agreement dated August 27, 1998 between Meridian Mall Associates Limited LLC an Ohio Limited Liability
     Company (Meridian) and CBL & Associates Limited Partnership, a
     Delaware limited partnership (Acquiror) (a)




2.5  Consent of KPMG Peat Marwick LLP for Janesville Mall


2.6  Consent of KPMG Peat Marwick LLP for Meridian Mall

(a) Incorporated by reference to the Company's 8-K on the acquisition of Meridian Mall and Janesville Mall which was filed on September 11,
     1998.




